Exhibit 99.1

Franklin Financial Network Second Quarter 2015 Investor Call

July 29, 2015

Forward-Looking Statements

Except for the historical information contained herein, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements include, among other things, statements regarding intent, belief or expectations of the Company and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,”

“forecast,” and other comparable terms. The Company intends that all such statements be subject to the “safe harbor” provisions of those Acts. Because forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to carefully review the discussion of forward-looking statements and risk factors in documents the Company files with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Franklin Financial Network

Trading Symbol: FSB (NYSE)

Primary Subsidiary: Franklin Synergy Bank

Bank opened in November 2007

Located 15 miles south of Nashville

Home county among wealthiest in nation

Recent News

April 27, 2015: FFN added Nashville-based Healthcare Banking team

March 31, 2015: FFN completed IPO, raising $55 million in capital

July 1, 2014: FFN acquired MidSouth Bank in Murfreesboro, Tennessee

2Q 2015 Financial Highlights

Earnings

Net Income: stable

Earnings Per Share: decline due to share count

Growth

Continued Vigorous Loan Growth: 43.4% (annualized) vs. 4Q 2014

Asset Quality

Excellent and Continuing to Improve

FFN Earnings

FFN Net Income – Quarterly and Year-to-Date

Quarterly 2Q 2015 1Q 2015 % Growth 2Q 2014 % Growth

Net Income $3,134 $3,132 0.1% $2,035 54.0%

Year-to-Date 2Q 2015 2Q 2014 % Growth

Net Income $6,266 $3,564 75.8%

FFN Earnings

FFN Basic Earnings Per Share Quarterly and Year-to-Date

Quarterly 2Q 2015 1Q 2015 % Growth 2Q 2014 % Growth

Earnings Per Share $0.30 $0.39 -23.1% $0.41 -26.8%

Year-to-Date 2Q 2015 2Q 2014 % Growth

Earnings Per Share $0.67 $0.72 -6.9%

FFN Growth in Shares Outstanding

Events Impacting Share Count

3Q 2013 – Private Placement of $15 million Capital (price: $13.00 per share)

3Q 2014 – Acquisition of MidSouth Bank (exchange ratio based on price of $13.50 per share)

1Q 2015 – Initial Public Offering (price: $21.00 per share): impact primarily on

2Q 2015 average share count

Items Significantly Impacting 2Q 2015 Net Income

Investment in Nashville-based Healthcare Banking Team

Team expense began in April; loan and deposit production initiated in late June

Late June growth in loans: immediate impact on Allowance for Loan Losses; limited interest earned

One-time Cost of Initial Public Offering and NYSE Listing

Impact on Cost of Funds of Seasonality of Local Public Funds

FFN Value

FFN Profitability

FFN Profitability

Key Elements of FFN Performance

Growth

Proven,

Real Successful Estate Banking Lending Model

Asset Quality

GROWTH

FFN Loan Growth

Loan Growth Rates (End of Period Loans)

2Q 2015 vs. 2Q 2014

$477 million or 95.2% (impacted by acquisition of MidSouth Bank)

2Q 2015 vs. 4Q 2014

$173 million or 43.4% (annualized)

2Q 2015 vs. 1Q 2015

$82 million or 36.7% (annualized)

FFN Deposit Growth

Deposit Growth Rates (End of Period Deposits)

2Q 2015 vs. 2Q 2014

$745 million or 99.6% (impacted by acquisition of MidSouth Bank)

2Q 2015 vs. 4Q 2014

$320 million or 55.0% (annualized)

2Q 2015 vs. 1Q 2015

$220 million or 69.5% (annualized)

FFN Investment Portfolio Growth

Investment Portfolio Growth

Higher Growth in 4Q 2013 and 2Q 2015 Reflect Capital Leverage Programs to Utilize New Equity Quickly

REAL ESTATE LENDING

FFN Loan Concentration

FFN Real Estate Loan Segments

ASSET QUALITY

FFN Asset Quality

FFN Asset Quality

FFN Asset Quality

LONG TERM PLAN METRICS

FFN Initial Development Plan

Phase 1: Build foundation of a strong, viable, local community bank in the Williamson County market, focused on organic growth

Phase 2: Create a liquidity event (to reward shareholders) and create a currency (to use for banker incentives and business acquisitions)

Phase 3: Expand FFN markets through (1) geographic expansion and/or (2) product line expansion

Keys to Enhancing FFN Profitability

Improve interest margins

FFN Margin Analysis

FFN Margin Analysis

FFN Margin Analysis

FFN Margin Analysis

Keys to Enhancing FFN Profitability

Improve interest margins

Improve efficiency ratio

FFN Profitability Trends

Keys to Enhancing FFN Profitability

Improve interest margins Improve efficiency ratio Optimize non-interest income

FFN Profitability Trends

FFN Profitability Trends

Keys to Enhancing FFN Profitability

Improve interest margins Improve efficiency ratio Optimize non-interest income

Leverage capital